Supplement to the current prospectus

MFS(R) Municipal High Income Fund

Effective immediately, the paragraph entitled "Municipal Market Risk" under the heading "Risk Return Summary - Principal Risks" is hereby restated in its entirety as follows:

Municipal Market Risk: The price of municipal instruments can be volatile, and significantly affected by adverse tax or court rulings, legislative or political changes, and by the financial developments of municipal issuers. Loss of the state income tax advantage of municipal instruments issued by a state through an adverse court ruling could have a significant negative impact on the value of such municipal instruments and the overall municipal market. Because many municipal instruments are issued to finance similar projects, especially those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.


                 The date of this supplement is June 20, 2007.